UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 19, 2016

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2016, the stockholders of Comfort Systems USA, Inc. (the “Company”) approved an amendment to Article Five of the Company’s Second Amended and Restated Certificate of Incorporation to provide that any of the Company’s directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote in an election of directors. A Certificate of Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on May 20, 2016. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this report and is incorporated by reference.

ITEM  5.07  Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its 2016 Annual Meeting of Stockholders. Of the 37,345,799 shares of common stock outstanding and entitled to vote at the Annual Meeting, 34,298,604 shares were present in person or by proxy, constituting a 91.84% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.             Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Alfred J. Giardinelli, Jr., Alan P. Krusi, Brian E. Lane, Franklin Myers, James H. Schultz, Constance E. Skidmore, and Vance W. Tang as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	31,977,164	99.50%	162,057
Herman E. Bulls	31,875,563	99.18%	263,658
Alfred J. Giardinelli, Jr.	31,961,125	99.45%	178,096
Alan P. Krusi	31,512,335	98.05%	626,886
Brian E. Lane	31,948,286	99.41%	190,935
Franklin Myers	31,812,773	98.98%	326,448
James H. Schultz	31,946,731	99.40%	192,490
Constance E. Skidmore	31,977,344	99.50%	161,877
Vance W. Tang	31,977,084	99.50%	162,137

There were 2,159,383 broker non-votes as to Proposal No. 1.

Proposal No. 2.             Vote regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
33,793,665	98.61%	476,039	28,900

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.             Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
31,834,245	99.25%	241,356	63,620

There were 2,159,383 broker non-votes as to Proposal No. 3.

Proposal No. 4.             Vote to amend Article Five of the Company’s Second Amended and Restated Certificate of Incorporation to provide that any of the Company’s directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote in an election of directors:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
34,175,881	99.64%	25,845	53,495

There were 43,383 broker non-votes as to Proposal No. 4.

Item 9.01                   Financial Statement and Exhibits.

(d)       Exhibits.

3.1                               Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Comfort Systems USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President and
General Counsel
Date:	May 20, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Comfort Systems USA, Inc.